Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports First Quarter 2011 Financial Results

Easton, Maryland (04/26/2011) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $1.1 million or $(0.13) per diluted common share for the first quarter of 2011, compared to net income of $850 thousand or $0.10 per diluted common share for the fourth quarter of 2010, and a net loss of $1.6 million or $(0.19) per diluted common share for the first quarter of 2010.  The first quarter of 2011 included a provision for credit losses of $6.4 million, which was $2.0 million higher than the provision for the fourth quarter of 2010 and $1.2 million lower than the provision for the first quarter of 2010.

“We are not yet seeing meaningful improvement in general economic conditions across our Delmarva markets.  The values of both commercial and residential real estate remain well below historical levels. As is the case with every banking organization operating in the market, real estate comprises a substantial portion of the underlying collateral for the loan portfolios, so declining property values are largely driving credit quality and our ongoing higher provisioning for possible credit losses,” said W. Moorhead Vermilye, chief executive officer.  “Thus, the $6.4 million provision for the first quarter was the main factor affecting our disappointing financial performance.  We are moving as aggressively as possible to resolve and work out of troubled credits and to eventually dispose of them, as evidenced by the recent quarterly trend in net charge-offs.  We remain confident that our reserve coverage of problem loans is adequate, and we believe our solid capital position should enable us to patiently outlast this cycle to resume our track record of consistent growth and profitability.”

The Company’s return on average assets for the first quarter of 2011 was (0.39)%, compared to 0.30% and (0.55)% for the quarters ended December 31, 2010 and March 31, 2010, respectively.  The return on average stockholders’ equity was (3.59)% for the first quarter of 2011, compared to 2.73% for the fourth quarter of 2010 and (4.95)% for the first quarter of 2010.

Total assets were $1.131 billion at March 31, 2011, compared to $1.130 billion at the end of 2010.  Total loans decreased 1.2% to $884.7 million and total deposits increased slightly to $986.5 million, when compared to December 31, 2010.  Total stockholders’ equity decreased 1.3% from the end of 2010.

Review of Quarterly Financial Results
Net interest income was $9.9 million for the first quarter of 2011, compared to $10.9 million for the fourth quarter of 2010 and $10.4 million for the first quarter of 2010.  A decline in the yields earned on average earning assets was primarily the reason for the decrease in net interest income when compared to the fourth quarter of 2010.  The decrease in net interest income when compared to the first quarter of 2010 was primarily due to a decrease in the balances of and yields earned on average earning assets.  The Company’s net interest margin was 3.79% for the first quarter of 2011, a decrease of 30 basis points (bp) when compared to the fourth quarter of 2010 and a decrease of 16 bp when compared to the first quarter of 2010.

As previously mentioned, the provision for credit losses was $6.4 million for the three months ended March 31, 2011. The comparable amounts were $4.4 million and $7.6 million for the three months ended December 31, 2010 and March 31, 2010, respectively.  The ratio of the allowance for credit losses to period-end loans increased to 1.97% at March 31, 2011, compared to 1.59% at December 31, 2010 and 1.41% at March 31, 2010.  Management believes that the provision for credit losses and the resulting allowance were adequate at March 31, 2011.

The level of provision for credit losses in the first quarter of 2011 was primarily in response to the overall increase in nonperforming assets.  In addition, loan charge-offs remain at historically high levels and overall economic conditions have not improved.  Net charge-offs were $3.1 million for the first quarter of 2011, compared to $3.3 million for the fourth quarter of 2010 and $5.7 million for the first quarter of 2010.  The ratio of quarter-to-date annualized net charge-offs to average loans was 1.44% for the first quarter of 2011, compared to 1.46% for the fourth quarter of 2010 and 2.54% for the first quarter of 2010.  The ratio of nonperforming assets to total assets was 4.73% at March 31, 2011.  The comparable nonperforming asset ratio was 3.53% at December 31, 2010 and 2.87% at March 31, 2010.

Total noninterest income for the first quarter of 2011 increased $447 thousand when compared to the fourth quarter of 2010 but declined $487 thousand when compared to the first quarter of 2010. The increase when compared to the fourth quarter of 2010 was primarily a result of an increase in insurance agency commissions of $394 thousand, due to contingency payments which are typically received in the first quarter of each year and are based on the prior year’s performance.  The decline in noninterest income during the first quarter of 2011 when compared to the first quarter of 2010 was primarily due to a decline in insurance agency commissions of $379 thousand, resulting from lower contingency payments.

Total noninterest expense for the first quarter of 2011 increased $809 thousand when compared to the fourth quarter of 2010.  Other employee benefits increased $260 thousand mainly due to higher payroll taxes, data processing increased $231 thousand primarily due to charges relating to the merger of The Felton Bank into CNB, and other noninterest expenses increased $158 thousand mainly due to higher expenses related to collection and other real estate owned activities when compared to the fourth quarter of 2010.

Total noninterest expense for the first quarter of 2011 decreased $430 thousand when compared to the first quarter of 2010.  Salaries and wages decreased $244 thousand mainly due to lower bonus and stock-based compensation expense, employee benefits decreased $128 thousand primarily due to lower profit sharing expense, and other noninterest expenses decreased $136 thousand mainly due to lower expenses related to other real estate owned activities.  Partially offsetting these decreases when compared to the first quarter of 2010 was a $220 thousand increase in data processing mainly due to the charges relating to the merger of The Felton Bank into CNB.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company. Additional information is available at www.shbi.com.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact:  W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2011		2010		Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,862		$10,395		(5.1	) %
Provision for credit losses	6,390		7,617		(16.1)
Noninterest income	4,395		4,882		(10.0)
Noninterest expense	9,891		10,321		(4.2)
Loss before income tax benefit	(2,024)		(2,661)		23.9
Income tax benefit	(941)		(1,099)		14.4
Net loss	$(1,083)		$(1,562)		30.7

Return on average assets	(0.39	) %	(0.55	) %	16	bp
Return on average equity	(3.59)		(4.95)		136
Return on average tangible equity (1)	(3.92)		(5.64)		172
Net interest margin	3.79		3.95		(16)
Efficiency ratio - GAAP	69.38		67.56		182
Efficiency ratio - Non-GAAP (1)	68.85		66.71		214

PER SHARE DATA
Basic net loss per common share	$(0.13)		$(0.19)		31.6%
Diluted net loss per common share	(0.13)		(0.19)		31.6
Dividends paid per common share	0.06		0.06		-
Book value per common share at period end	14.32		14.82		(3.4)
Tangible book value per common share at period end (1)	12.14		12.30		(1.3)
Market value at period end	9.75		14.25		(31.6)
Market range:
High	11.11		14.75		(24.7)
Low	9.42		10.21		(7.7)

PERIOD-END BALANCE SHEET DATA
Loans	$884,715		$905,194		(2.3	) %
Securities	106,920		112,929		(5.3)
Assets	1,131,334		1,146,334		(1.3)
Deposits	986,486		990,750		(0.4)
Stockholders' equity	120,926		125,108		(3.3)

AVERAGE BALANCE SHEET DATA
Loans	$887,531		$910,374		(2.5	) %
Securities	106,235		110,252		(3.6)
Earning assets	1,062,164		1,075,425		(1.2)
Assets	1,131,259		1,145,607		(1.3)
Deposits	982,249		982,265		-
Stockholders' equity	122,466		128,081		(4.4)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.83%		11.18%		(35	) bp
Average tangible equity to average tangible assets (1)	9.35		9.50		(15)
Annualized net charge-offs to average loans	1.44		2.54		(110)
Allowance for credit losses to period-end loans	1.97		1.41		56
Nonperforming assets to total loans+other real estate owned	6.02		3.62		240
Nonperforming assets to total assets	4.73		2.87		186
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	6.64		3.93		271
Nonperforming assets+Loans 90 days past due and still accruing to total assets	5.22		3.11		211

(1)	See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2011		March 31, 2011
	March 31,	December 31,	March 31,	compared to		compared to
	2011	2010	2010	December 31, 2010		March 31, 2010
ASSETS
Cash and due from banks	$19,074	$19,680	$14,351	(3.1	) %	32.9%
Interest-bearing deposits with other banks	31,311	21,593	11,648	45.0		168.8
Federal funds sold	39,597	36,691	46,121	7.9		(14.1)
Investments available for sale (at fair value)	100,234	99,055	104,109	1.2		(3.7)
Investments held to maturity	6,686	6,727	8,820	(0.6)		(24.2)

Loans	884,715	895,404	905,194	(1.2)		(2.3)
Less: allowance for credit losses	(17,471)	(14,227)	(12,791)	22.8		36.6
Loans, net	867,244	881,177	892,403	(1.6)		(2.8)

Premises and equipment, net	14,304	14,483	14,682	(1.2)		(2.6)
Goodwill	13,678	13,678	15,954	-		(14.3)
Other intangible assets, net	4,711	4,840	5,277	(2.7)		(10.7)
Other real estate and other assets owned, net	4,802	3,702	2,403	29.7		99.8
Other assets	29,693	28,685	30,566	3.5		(2.9)

Total assets	$1,131,334	$1,130,311	$1,146,334	0.1		(1.3)

LIABILITIES
Noninterest-bearing deposits	$122,490	$124,188	$119,271	(1.4)		2.7
Interest-bearing deposits	863,996	855,328	871,479	1.0		(0.9)
Total deposits	986,486	979,516	990,750	0.7		(0.4)

Short-term borrowings	12,078	16,041	14,001	(24.7)		(13.7)
Accrued expenses and other liabilities	10,912	11,309	15,046	(3.5)		(27.5)
Long-term debt	932	932	1,429	-		(34.8)
Total liabilities	1,010,408	1,007,798	1,021,226	0.3		(1.1)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	84	84	84	-		-
Warrant	1,543	1,543	1,543	-		-
Additional paid in capital	30,290	30,242	29,988	0.2		1.0
Retained earnings	90,868	92,458	94,083	(1.7)		(3.4)
Accumulated other comprehensive loss	(1,859)	(1,814)	(590)	(2.5)		(215.1)
Total stockholders' equity	120,926	122,513	125,108	(1.3)		(3.3)

Total liabilities and stockholders' equity	$1,131,334	$1,130,311	$1,146,334	0.1		(1.3)

Period-end common shares outstanding	8,443	8,443	8,443	-		-
Book value per common share	$14.32	$14.51	$14.82	(1.3)		(3.4)

Shore Bancshares, Inc.	Page 6 of 11
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2011	2010	% Change
INTEREST INCOME
Interest and fees on loans	$12,001	$12,874	(6.8	) %
Interest and dividends on investment securities:
Taxable	657	882	(25.5)
Tax-exempt	38	59	(35.6)
Interest on federal funds sold	16	12	33.3
Interest on deposits with other banks	6	1	500.0
Total interest income	12,718	13,828	(8.0)

INTEREST EXPENSE
Interest on deposits	2,833	3,385	(16.3)
Interest on short-term borrowings	13	32	(59.4)
Interest on long-term debt	10	16	(37.5)
Total interest expense	2,856	3,433	(16.8)

NET INTEREST INCOME	9,862	10,395	(5.1)
Provision for credit losses	6,390	7,617	(16.1)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	3,472	2,778	25.0

NONINTEREST INCOME
Service charges on deposit accounts	704	786	(10.4)
Trust and investment fee income	376	416	(9.6)
Investment securities gains	79	-	-
Insurance agency commissions	2,510	2,889	(13.1)
Other noninterest income	726	791	(8.2)
Total noninterest income	4,395	4,882	(10.0)

NONINTEREST EXPENSE
Salaries and wages	4,246	4,490	(5.4)
Employee benefits	1,153	1,281	(10.0)
Occupancy expense	596	622	(4.2)
Furniture and equipment expense	272	300	(9.3)
Data processing	851	631	34.9
Directors' fees	107	121	(11.6)
Amortization of intangible assets	129	129	-
Insurance agency commissions expense	375	428	(12.4)
FDIC insurance premium expense	460	481	(4.4)
Other noninterest expenses	1,702	1,838	(7.4)
Total noninterest expense	9,891	10,321	(4.2)

Loss before income tax benefit	(2,024)	(2,661)	23.9
Income tax benefit	(941)	(1,099)	14.4

NET LOSS	$(1,083)	$(1,562)	30.7

Weighted average shares outstanding - basic	8,443	8,436	0.1
Weighted average shares outstanding - diluted	8,443	8,436	0.1

Basic net loss per common share	$(0.13)	$(0.19)	31.6
Diluted net loss per common share	(0.13)	(0.19)	31.6
Dividends paid per common share	0.06	0.06	-

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2011		2010
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$887,531	5.50%	$910,374	5.75%
Investment securities
Taxable	101,625	2.62	103,488	3.45
Tax-exempt	4,610	5.08	6,764	5.39
Federal funds sold	46,813	0.14	46,553	0.11
Interest-bearing deposits	21,585	0.12	8,246	0.06
Total earning assets	1,062,164	4.88%	1,075,425	5.24%
Cash and due from banks	19,316		14,422
Other assets	65,426		67,914
Allowance for credit losses	(15,647)		(12,154)
Total assets	$1,131,259		$1,145,607

Interest-bearing liabilities
Demand deposits	$131,628	0.22%	$127,986	0.25%
Money market and savings deposits	260,841	0.93	256,818	0.68
Certificates of deposit $100,000 or more	259,179	1.70	259,538	2.24
Other time deposits	208,301	2.10	219,731	2.67
Interest-bearing deposits	859,949	1.34	864,073	1.59
Short-term borrowings	14,165	0.37	18,032	0.71
Long-term debt	932	4.56	1,429	4.45
Total interest-bearing liabilities	875,046	1.32%	883,534	1.58%
Noninterest-bearing deposits	122,300		118,192
Accrued expenses and other liabilities	11,447		15,800
Stockholders' equity	122,466		128,081
Total liabilities and stockholders' equity	$1,131,259		$1,145,607

Net interest spread		3.56%		3.66%
Net interest margin		3.79%		3.95%

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter		4th quarter	3rd quarter		2nd quarter	1st quarter		1Q 11		1Q 11
	2011		2010	2010		2010	2010		compared to		compared to
	(1Q 11)		(4Q 10)	(3Q 10)		(2Q 10)	(1Q 10)		4Q 10		1Q 10
PROFITABILITY FOR THE PERIOD
Net interest income	$9,862		$10,866	$10,687		$10,691	$10,395		(9.2	) %	(5.1	) %
Provision for credit losses	6,390		4,392	4,193		4,917	7,617		45.5		(16.1)
Noninterest income	4,395		3,948	4,643		4,568	4,882		11.3		(10.0)
Noninterest expense	9,891		9,082	12,629		9,688	10,321		8.9		(4.2)
(Loss) income before income taxes	(2,024)		1,340	(1,492)		654	(2,661)		(251.0)		23.9
Income tax (benefit) expense	(941)		490	(92)		209	(1,099)		(292.0)		14.4
Net (loss) income	$(1,083)		$850	$(1,400)		$445	$(1,562)		(227.4)		30.7

Return on average assets	(0.39	) %	0.30%	(0.49	) %	0.16%	(0.55	) %	(69	) bp	16	bp
Return on average equity	(3.59)		2.73	(4.43)		1.42	(4.95)		(632)		136
Return on average tangible equity (1)	(3.92)		3.49	(1.56)		2.01	(5.64)		(741)		172
Net interest margin	3.79		4.09	4.00		4.03	3.95		(30)		(16)
Efficiency ratio - GAAP	69.38		61.31	82.38		63.49	67.56		807		182
Efficiency ratio - non-GAAP (1)	68.85		60.44	62.56		62.64	66.71		841		214

PER SHARE DATA
Basic net (loss) income per common share	$(0.13)		$0.10	$(0.17)		$0.05	$(0.19)		(230.0	) %	31.6%
Diluted net (loss) income per common share	(0.13)		0.10	(0.17)		0.05	(0.19)		(230.0)		31.6
Dividends paid per common share	0.06		0.06	0.06		0.06	0.06		-		-
Book value per common share at period end	14.32		14.51	14.49		14.77	14.82		(1.3)		(3.4)
Tangible book value per common share at period end (1)	12.14		12.32	12.37		12.27	12.30		(1.5)		(1.3)
Market value at period end	9.75		10.54	9.48		11.91	14.25		(7.5)		(31.6)
Market range:
High	11.11		10.73	12.10		14.80	14.75		3.5		(24.7)
Low	9.42		9.25	9.20		11.75	10.21		1.8		(7.7)

PERIOD-END BALANCE SHEET DATA
Loans	$884,715		$895,404	$906,490		$905,477	$905,194		(1.2	) %	(2.3	) %
Securities	106,920		105,782	104,075		106,556	112,929		1.1		(5.3)
Assets	1,131,334		1,130,311	1,134,503		1,129,196	1,146,334		0.1		(1.3)
Deposits	986,486		979,516	982,428		971,608	990,750		0.7		(0.4)
Stockholders' equity	120,926		122,513	122,355		124,666	125,108		(1.3)		(3.3)

AVERAGE BALANCE SHEET DATA
Loans	$887,531		$903,075	$904,293		$909,295	$910,374		(1.7	) %	(2.5	) %
Securities	106,235		103,600	105,466		109,744	110,252		2.5		(3.6)
Earning assets	1,062,164		1,060,645	1,066,063		1,071,115	1,075,425		0.1		(1.2)
Assets	1,131,259		1,128,517	1,139,043		1,134,662	1,145,607		0.2		(1.3)
Deposits	982,249		978,444	984,018		976,749	982,265		0.4		-
Stockholders' equity	122,466		123,341	125,308		125,670	128,081		(0.7)		(4.4)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.83%		10.93%	11.00%		11.08%	11.18%		(10	) bp	(35	) bp
Average tangible equity to average tangible assets (1)	9.35		9.50	9.33		9.38	9.50		(15)		(15)
Annualized net charge-offs to average loans	1.44		1.46	1.90		1.95	2.54		(2)		(110)
Allowance for credit losses to period-end loans	1.97		1.59	1.45		1.47	1.41		38		56
Nonperforming assets to total loans+other real estate owned	6.02		4.44	4.22		4.29	3.62		158		240
Nonperforming assets to total assets	4.73		3.53	3.38		3.45	2.87		120		186
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	6.64		4.97	4.58		4.81	3.93		167		271
Nonperforming assets+Loans 90 days past due and still accruing to total assets	5.22		3.95	3.67		3.86	3.11		127		211

(1)  See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						1Q 11		1Q 11
						compared to		compared to
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10		1Q 10
INTEREST INCOME
Interest and fees on loans	$12,001	$12,958	$13,083	$13,047	$12,874	(7.4	) %	(6.8	) %
Interest and dividends on investment securities:
Taxable	657	804	677	846	882	(18.3)		(25.5)
Tax-exempt	38	47	50	56	59	(19.1)		(35.6)
Interest on federal funds sold	16	13	21	14	12	23.1		33.3
Interest on deposits with other banks	6	7	6	4	1	(14.3)		500.0
Total interest income	12,718	13,829	13,837	13,967	13,828	(8.0)		(8.0)

INTEREST EXPENSE
Interest on deposits	2,833	2,937	3,117	3,242	3,385	(3.5)		(16.3)
Interest on short-term borrowings	13	15	17	19	32	(13.3)		(59.4)
Interest on long-term debt	10	11	16	15	16	(9.1)		(37.5)
Total interest expense	2,856	2,963	3,150	3,276	3,433	(3.6)		(16.8)

NET INTEREST INCOME	9,862	10,866	10,687	10,691	10,395	(9.2)		(5.1)
Provision for credit losses	6,390	4,392	4,193	4,917	7,617	45.5		(16.1)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	3,472	6,474	6,494	5,774	2,778	(46.4)		25.0

NONINTEREST INCOME
Service charges on deposit accounts	704	799	841	831	786	(11.9)		(10.4)
Trust and investment fee income	376	358	357	372	416	5.0		(9.6)
Investment securities gains	79	-	-	-	-	-		-
Insurance agency commissions	2,510	2,116	2,513	2,595	2,889	18.6		(13.1)
Other noninterest income	726	675	932	770	791	7.6		(8.2)
Total noninterest income	4,395	3,948	4,643	4,568	4,882	11.3		(10.0)

NONINTEREST EXPENSE
Salaries and wages	4,246	4,220	4,404	4,363	4,490	0.6		(5.4)
Employee benefits	1,153	893	897	758	1,281	29.1		(10.0)
Occupancy expense	596	562	547	597	622	6.0		(4.2)
Furniture and equipment expense	272	262	325	313	300	3.8		(9.3)
Data processing	851	620	696	660	631	37.3		34.9
Directors' fees	107	68	118	105	121	57.4		(11.6)
Goodwill and other intangible assets impairment	-	-	3,051	-	-	-		-
Amortization of intangible assets	129	129	128	129	129	-		-
Insurance agency commissions expense	375	339	338	464	428	10.6		(12.4)
FDIC insurance premium expense	460	445	448	460	481	3.4		(4.4)
Other noninterest expenses	1,702	1,544	1,677	1,839	1,838	10.2		(7.4)
Total noninterest expense	9,891	9,082	12,629	9,688	10,321	8.9		(4.2)

(Loss) income before income taxes	(2,024)	1,340	(1,492)	654	(2,661)	(251.0)		23.9
Income tax (benefit) expense	(941)	490	(92)	209	(1,099)	(292.0)		14.4

NET (LOSS) INCOME	$(1,083)	$850	$(1,400)	$445	$(1,562)	(227.4)		30.7

Weighted average shares outstanding - basic	8,443	8,443	8,443	8,443	8,436	-		0.1
Weighted average shares outstanding - diluted	8,443	8,443	8,443	8,443	8,436	-		0.1

Basic net (loss) income per common share	$(0.13)	$0.10	$(0.17)	$0.05	$(0.19)	(230.0)		31.6
Diluted net (loss) income per common share	(0.13)	0.10	(0.17)	0.05	(0.19)	(230.0)		31.6
Dividends paid per common share	0.06	0.06	0.06	0.06	0.06	-		-

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 11		1Q 11
											compared to		compared to
	1Q 11		4Q 10		3Q 10		2Q 10		1Q 10		4Q 10		1Q 10
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$887,531	5.50%	$903,075	5.71%	$904,293	5.76%	$909,295	5.77%	$910,374	5.75%	(1.7	) %	(2.5	) %
Investment securities
Taxable	101,625	2.62	98,378	3.24	99,572	2.70	103,284	3.29	103,488	3.45	3.3		(1.8)
Tax-exempt	4,610	5.08	5,222	5.40	5,894	5.16	6,460	5.30	6,764	5.39	(11.7)		(31.9)
Federal funds sold	46,813	0.14	34,018	0.16	40,638	0.20	38,001	0.15	46,553	0.11	37.6		0.6
Interest-bearing deposits	21,585	0.12	19,952	0.12	15,666	0.15	14,075	0.12	8,246	0.06	8.2		161.8
Total earning assets	1,062,164	4.88%	1,060,645	5.20%	1,066,063	5.18%	1,071,115	5.26%	1,075,425	5.24%	0.1		(1.2)
Cash and due from banks	19,316		19,867		21,865		9,997		14,422		(2.8)		33.9
Other assets	65,426		62,305		65,081		67,860		67,914		5.0		(3.7)
Allowance for credit losses	(15,647)		(14,300)		(13,966)		(14,310)		(12,154)		9.4		28.7
Total assets	$1,131,259		$1,128,517		$1,139,043		$1,134,662		$1,145,607		0.2		(1.3)

Interest-bearing liabilities
Demand deposits	$131,628	0.22%	$128,592	0.22%	$132,023	0.24%	$132,563	0.25%	$127,986	0.25%	2.4		2.9
Money market and savings deposits	260,841	0.93	258,713	0.84	259,511	0.81	259,273	0.72	256,818	0.68	0.8		1.6
Certificates of deposit $100,000 or more	259,179	1.70	256,167	1.77	258,542	1.91	251,340	2.09	259,538	2.24	1.2		(0.1)
Other time deposits	208,301	2.10	208,808	2.23	212,098	2.37	215,987	2.56	219,731	2.67	(0.2)		(5.2)
Interest-bearing deposits	859,949	1.34	852,280	1.37	862,174	1.44	859,163	1.51	864,073	1.59	0.9		(0.5)
Short-term borrowings	14,165	0.37	15,381	0.39	16,092	0.38	15,771	0.48	18,032	0.71	(7.9)		(21.5)
Long-term debt	932	4.56	932	4.46	1,429	4.36	1,429	4.40	1,429	4.45	-		(34.8)
Total interest-bearing liabilities	875,046	1.32%	868,593	1.35%	879,695	1.42%	876,363	1.50%	883,534	1.58%	0.7		(1.0)
Noninterest-bearing deposits	122,300		126,164		121,844		117,586		118,192		(3.1)		3.5
Accrued expenses and other liabilities	11,447		10,419		12,196		15,043		15,800		9.9		(27.6)
Stockholders' equity	122,466		123,341		125,308		125,670		128,081		(0.7)		(4.4)
Total liabilities and stockholders' equity	$1,131,259		$1,128,517		$1,139,043		$1,134,662		$1,145,607		0.2		(1.3)

Net interest spread		3.56%		3.85%		3.76%		3.76%		3.66%
Net interest margin		3.79%		4.09%		4.00%		4.03%		3.95%

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

	1Q 11		4Q 10	3Q 10		2Q 10	1Q 10

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net (loss) income	$(1,083)		$850	$(1,400)		$445	$(1,562)
Net (loss) income - annualized (A)	$(4,392)		$3,372	$(5,554)		$1,785	$(6,335)

Net (loss) income, excluding net amortization and impairment charges of intangible assets	$(1,005)		$928	$(409)		$523	$(1,484)
Net (loss) income, excluding net amortization and impairment charges of intangible assets - annualized (B)	$(4,076)		$3,682	$(1,623)		$2,098	$(6,018)

Average stockholders' equity (C)	$122,466		$123,341	$125,308		$125,670	$128,081
Less: Average goodwill and other intangible assets	(18,465)		(17,877)	(21,016)		(21,178)	(21,309)
Average tangible equity (D)	$104,001		$105,464	$104,292		$104,492	$106,772

Return on average equity (GAAP) (A)/(C)	(3.59	) %	2.73%	(4.43	) %	1.42%	(4.95	) %
Return on average tangible equity (Non-GAAP) (B)/(D)	(3.92	) %	3.49%	(1.56	) %	2.01%	(5.64	) %

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$9,891		$9,082	$12,629		$9,688	$10,321
Less: Amortization of intangible assets	(129)		(129)	(128)		(129)	(129)
Impairment charges	-		-	(3,051)		-	-
Adjusted noninterest expense (F)	$9,762		$8,953	$9,450		$9,559	$10,192

Net interest income (G)	$9,862		$10,866	$10,687		$10,691	$10,395

Noninterest income (H)	$4,395		$3,948	$4,643		$4,568	$4,882
Less: Investment securities (gains)/losses	(79)		-	-		-	-
Other nonrecurring (gains)/losses	-		-	(224)		-	-
Adjusted noninterest income (I)	$4,316		$3,948	$4,419		$4,568	$4,882

Efficiency ratio (GAAP) (E)/(G)+(H)	69.38%		61.31%	82.38%		63.49%	67.56%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	68.85%		60.44%	62.56%		62.64%	66.71%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$120,926		$122,513	$122,355		$124,666	$125,108
Less: Goodwill and other intangible assets	(18,389)		(18,518)	(17,923)		(21,102)	(21,231)
Tangible equity (K)	$102,537		$103,995	$104,432		$103,564	$103,877

Shares outstanding (L)	8,443		8,443	8,443		8,443	8,443

Book value per common share (GAAP) (J)/(L)	$14.32		$14.51	$14.49		$14.77	$14.82
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.14		$12.32	$12.37		$12.27	$12.30

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$122,466		$123,341	$125,308		$125,670	$128,081
Less: Average goodwill and other intangible assets	(18,465)		(17,877)	(21,016)		(21,178)	(21,309)
Average tangible equity (N)	$104,001		$105,464	$104,292		$104,492	$106,772

Average assets (O)	$1,131,259		$1,128,517	$1,139,043		$1,134,662	$1,145,607
Less: Average goodwill and other intangible assets	(18,465)		(17,877)	(21,016)		(21,178)	(21,309)
Average tangible assets (P)	$1,112,794		$1,110,640	$1,118,027		$1,113,484	$1,124,298

Average equity/average assets (GAAP) (M)/(O)	10.83%		10.93%	11.00%		11.08%	11.18%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	9.35%		9.50%	9.33%		9.38%	9.50%

Note 1:  Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:  Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.